UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 4, 2005

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200
HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

The information in this schedule is being furnished in accordance with Regulation FD and not “filed” with the Securities and Exchange Commission (the “SEC”). Accordingly, such information is not incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

On April 4, 2005, the Company issued a press release announcing that it will be presenting an overview of the company at the Ninth Annual Emerging Growth Institutional Investing Forum sponsored by Sidoti & Company, LLC on April 6, 2005 in New York.  A copy of the press release is attached hereto as Exhibit 99.1.

Management’s presentation will contain certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the rules adopted by the SEC relating to the use of such financial measures in filings with the SEC, other disclosures of financial information and press releases, the Company provides the following qualitative and quantitative reconciliations regarding the non-GAAP financial measures to which management may refer.  In addition, the sum of quarterly amounts in the accompanying tables may not equal full year amounts due to rounding differences.

The Company defines EBITDA as our income (loss) before income taxes and accounting change plus net interest expense, depreciation, goodwill impairment and amortization expenses.  The Company uses EBITDA both as a liquidity and a performance measure when evaluating its business and operations. We believe EBITDA may be useful to an investor in evaluating our liquidity and/or operating performance because:

•                  it is widely used by investors in our industry to measure a company’s operating performance without regard to items such as interest expense, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired;

•                  it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt) and asset base (primarily depreciation and goodwill amortization/impairment)from our operating results; and

•                  it helps investors to assess compliance with financial ratios and covenants included in our primary bank facility.

EBITDA should not be considered as an alternative to any measure of operating results as promulgated under GAAP (such as operating income or net income), nor should it be considered as an indicator of our overall financial performance or our ability to satisfy current or future obligations and fund or finance future business opportunities. EBITDA does not fully consider the impact of investing or financing transactions as it specifically excludes depreciation and interest charges, which should also be considered in the overall evaluation of the Company’s results and liquidity.

	Fiscal					Fiscal 2004				Fiscal 2005
($MM)	2000	2001	2002	2003	2004	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Income (loss) before income taxes and accounting change	64.1	37.3	27.8	(8.7)	32.7	5.8	7.8	9.0	10.1	11.1	12.2	15.1
Depreciation and amortization	32.9	38.8	41.3	37.4	35.8	8.8	9.0	9.1	8.9	9.4	10.4	12.3
Interest expense	13.6	21.0	15.2	10.2	7.2	2.0	1.8	2.0	1.5	1.4	1.4	1.1
Goodwill impairment	—	1.1	—	38.0	—	—	—	—	—	—	—	—
EBITDA	110.6	98.2	84.3	76.9	75.7	16.6	18.6	20.1	20.5	21.9	24.0	28.5

The Company defines Free Cash Flow as net cash provided by operating activities less net capital expenditures for property, plant and equipment, including capital expenditures which are directly financed. The Company considers Free Cash Flow to be an important indicator of our operating flexibility and is a representative measure of our ability to satisfy current and future obligations and fund or finance future business opportunities and believes it may be similarly useful to investors.

	Fiscal					Fiscal 2004				Fiscal 2005
($MM)	2000	2001	2002	2003	2004	Q1	Q2	Q3	Q4	Q1	Q2	Q3

Net cash provided by operating activities	68.3	68.1	69.7	95.3	79.2	20.2	18.7	16.1	24.4	7.8	21.2	21.9
Capital expenditures	62.5	36.9	22.1	21.2	19.8	3.0	6.4	4.8	5.7	6.5	5.0	9.4
Proceeds from asset dispositions	2.6	3.3	2.1	1.1	2.3	1.2	0.4	0.2	0.5	0.2	0.4	0.9
Free Cash Flow	8.4	34.5	49.7	75.2	61.7	18.4	12.7	11.5	19.2	1.5	16.6	13.4

The Company defines Adjusted Operating Margin as Adjusted Operating Income divided by Sales.  We define Adjusted Operating Income as Operating Income plus goodwill amortization and impairment.  Adjusted Operating Income is an important performance measure used by the Company to analyze and compare post-acquisition financial trends and results of its various operations.  The Company believes this non-GAAP financial measure may help investors better understand our operating results by removing the impact of goodwill amortization/impairment from a portion of our asset base resulting solely from our acquisition transactions.

	Fiscal					Fiscal 2004				Fiscal 2005
($MM)	2000	2001	2002	2003	2004	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Sales	624.9	683.4	643.9	710.3	708.1	165.8	174.6	184.2	183.4	181.5	191.1	208.6
Operating income	77.6	58.1	42.9	1.4	39.9	7.7	9.6	11.0	11.6	12.5	13.6	16.2
Goodwill impairment	—	1.1	—	38.0	—	—	—	—	—	—	—	—
Goodwill amortization	2.3	5.3	5.4	—	—	—	—	—	—	—	—	—
Adjusted operating income	79.9	64.5	48.3	39.4	39.9	7.7	9.6	11.0	11.6	12.5	13.6	16.2
Adjusted operating margin	12.8%	9.4%	7.5%	5.6%	5.6%	4.7%	5.5%	6.0%	6.3%	6.9%	7.1%	7.8%

The derivation of projected 2005 results (excluding the impact of the Kelmscott acquisition completed in March, 2005) and reconciliation of projected 2005 non-GAAP performance measures to the most directly comparable GAAP measures are shown below.

($MM)	9 ME 12/31/04 Actual	3 ME 3/31/05 Projection	FY 2005 Projection

Income (loss) before income taxes	38.4	12.5	50.9
Depreciation and amortization	32.0	9.3	41.3
Interest expense	3.9	0.9	4.8
Goodwill impairment	—	—	—
EBITDA	74.3	22.7	97.0

	9 ME 12/31/04 Actual	3 ME 3/31/05 Projection	FY 2005 Projection

Net cash provided by operating activities	50.9	16.1	67.0
Capital expenditures	20.9	4.1	25.0
Proceeds from asset dispositions	1.5	—	1.5
Free Cash Flow	31.5	12.0	43.5

	9 ME 12/31/04 Actual	3 ME 3/31/05 Projection	FY 2005 Projection
Sales	581.3	192.0	773.3
Operating income	42.3	13.4	55.7
Goodwill impairment	—	—	—
Goodwill amortization	—	—	—
Adjusted operating income	42.3	13.4	55.7
Adjusted operating margin	7.3%	7.0%	7.2%

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBIT

The following exhibit is filed herewith:

99.1 Press release of Consolidated Graphics, Inc. (the “Company”) dated April 4, 2005, announcing that it will be presenting an overview of the company at the Ninth Annual Emerging Growth Institutional Investing Forum sponsored by Sidoti & Company, LLC on April 6, 2005 in New York.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934,

THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY

THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/	G. Christopher Colville
G. Christopher Colville Executive Vice President, Chief Financial Officer And Secretary

Date: April 4, 2005